SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-CHOCK FULL O NUTS

          GAMCO INVESTORS, INC.
                                 5/04/99            2,000            10.5000

                                 4/29/99           10,000             9.6250
                                 4/22/99            2,200             6.3750
                                 4/07/99            5,000             6.1250
                                 3/30/99            3,300             6.0000
                                 3/29/99            1,700             6.0000
                                 3/18/99              600             5.6250
                                 3/17/99            4,400             5.6250
                                 3/17/99            5,000             5.6250
                                 3/16/99            3,000-            5.3125
                                 3/16/99            5,000             5.2375
                                 3/15/99            2,463-            5.0625
                                 3/03/99            8,600             5.3750
                                 3/02/99            7,000             5.4375
                                 3/02/99            4,000             5.3750
                                 3/01/99            2,600             5.3750
                                 2/26/99            9,800             5.3750
                                 2/25/99           30,000             5.1875
                                 2/24/99            5,000             5.0000

               GABELLI ASSOCIATES FUND
                                 5/04/99           25,000            10.4375

               GABELLI ASSOCIATES LIMITED
                                 5/04/99            5,000            10.4375

               GABELLI FUND, LDC
                                5/04/99             2,000            10.4375




          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.




                                           SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE SUBORDINATED DEBENTURES-CHOCK FULL O' CV 8%

          GAMCO INVESTORS, INC.
                                 4/01/99                2-          100.0000
                                 3/02/99               20            98.0000
                                 2/25/99               50            98.5000





























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.





                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE SUBORDINATED DEBENTURES-CHOCK FULL O' CV 7%

          GAMCO INVESTORS, INC.
                                 5/04/99                5           126.5000
                                 4/09/99                2            96.0000
































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.